SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that C. James Prieur, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Scott M. Davis, Mary M. Fay, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ C. James Prieur

__________________________________

C. James Prieur

Dated: May 6, 2005

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Gary Corsi, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Scott M. Davis, Mary M. Fay, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/s Gary Corsi

__________________________________

Gary Corsi

Dated: May 13, 2005

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Leila Heckman, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Scott M. Davis, Mary M. Fay, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Leila Heckman

__________________________________

Leila Heckman

Dated: May 13, 2005

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Donald A. Stewart, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Scott M. Davis, Mary M. Fay, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Donald A. Stewart

__________________________________

Donald A. Stewart

Dated: May 13, 2005

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Barbara Z. Shattuck, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Scott M. Davis, Mary M. Fay James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Barbara Z. Shattuck

__________________________________

Barbara Z. Shattuck

Dated: May 13, 2005

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that David K. Stevenson, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Scott M. Davis, Mary M. Fay, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ David K. Stevenson

__________________________________

David K. Stevenson

Dated: May 13, 2005

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Donald B. Henderson, Jr., whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Scott M. Davis, Mary M. Fay, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Donald B. Henderson, Jr.

__________________________________

Donald B. Henderson, Jr.

Dated: May 13, 2005

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Robert C. Salipante, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Scott M. Davis, Mary M. Fay James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Robert C. Salipante

__________________________________

Robert C. Salipante

Dated: May 13, 2005

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Peter R. O'Flinn, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Scott M. Davis, Mary M. Fay, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Peter R. O'Flinn

__________________________________

Peter R. O'Flinn

Dated: May 15, 2005

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Thomas A. Bogart, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Scott M. Davis, Mary M. Fay, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Thomas A. Bogart

__________________________________

Thomas A. Bogart

Dated: May 13, 2005

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Paul W. Derksen, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Scott M. Davis, Mary M. Fay, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Paul W. Derksen

__________________________________

Paul W. Derksen

Dated: May 13, 2005

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Scott M. Davis, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Mary M. Fay, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Scott M. Davis

__________________________________

Scott M. Davis

Dated: May 13, 2005

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Mary M. Fay, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan J. Lazzo, Ellen B. King, Scott M. Davis, James J. Klopper, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Insurance and Annuity Company of New York (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D, KBL Variable Annuity Account, and KBL Variable Account A, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Mary M. Fay

__________________________________

Mary M. Fay

Dated: May 11, 2005